UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 26, 2007

(DATE OF EARLIEST EVENT REPORTED: April 26, 2007)

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 3300, Houston, TX 77002
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 821-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)                                  On April 26, 2007, we issued a press release announcing the retirement of Mr. E.C. Hambrook effective May 1, 2007, as director and chairman of the boards of directors of Enbridge Energy Company, Inc. and Enbridge Energy Management, L.L.C.   We also announced the election of Ms. M.O. Hesse by the boards to serve as chairman, commensurate with the retirement of Mr. Hambrook.  Ms. Hesse has served as an independent director of the boards since March 2003.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.         Financial Statements and Exhibits

(d)                                  Exhibits

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)
		By:	Enbridge Energy Management, L.L.C as delegate of Enbridge Energy Company, Inc., its General Partner
Date: April 26, 2007	By:	/s/ STEPHEN NEYLAND
Stephen Neyland
Controller
(Duly Authorized Officer)

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Index to Exhibits

Description
99.1	News release announcing changes to affiliate boards of directors dated April 26, 2007.